ENTEGRIS PROPRIETARY AND CONFIDENTIAL – INTERNAL Second Quarter 2026 August 4, 2026 Entegris Earnings Summary EXHIBIT 99.2

2 Safe Harbor ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY This presentation contains “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this Quarterly Report. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including financial market volatility, which may result in lower consumer spending, inflationary pressures, a higher interest rate environment, an economic recession, and bank instability; supply chain interruptions and the Company’s dependence on sole, single, and limited source suppliers and related raw material shortages and cost increases; operational, political, legal and other risks associated with the Company’s international operations, including challenges in hiring and integrating workers in different countries, maintaining appropriate business practices across the varied jurisdictions in which we operate, and engaging and managing global, regional and local third-party service providers; risks related to geopolitical uncertainty and regional and global instabilities and hostilities, including, but not limited to, the ongoing conflicts between Ukraine and Russia, and conflicts in the Middle East, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; tariffs, additional taxes and other protectionist measures resulting from international trade disputes, strained international relations and changes in foreign and national security policy; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; artificial intelligence; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives for which the Company does not qualify; the amount and consequences of the Company’s indebtedness, the Company’s ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; the Company’s ability to effectively implement any organizational changes; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2026, including under the heading “Risk Factors” in Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to "Adjusted Net Sales ", “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance with GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation.

3 Summary – Consolidated Statement of Operations GAAP ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY $ in millions, except per share data 2Q26 2Q25 1Q26 2Q26 over 2Q25 2Q26 over 1Q26 Net Sales $883.2 $792.4 $811.9 11.5% 8.8% Gross Margin 47.6% 44.4% 46.9% Operating Expenses $255.4 $245.4 $239.2 4.1% 6.8% Operating Income $164.6 $106.1 $141.6 55.1% 16.2% Operating Margin 18.6% 13.4% 17.4% Tax Rate 15.0% 5.0% 1.1% Net Income $93.6 $52.8 $92.0 77.3% 1.7% Diluted Earnings Per Common Share $0.61 $0.35 $0.60 74.3% 1.7%

4 Summary – Consolidated Statement of Operations Non-GAAP1 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY $ in millions, except per share data 2Q26 2Q25 1Q26 2Q26 over 2Q25 2Q26 over 1Q26 Net Sales $883.2 $792.4 $811.9 11.5% 8.8% Adjusted Gross Margin – as a % of Net Sales2 47.6% 44.6% 46.9% Non-GAAP Operating Expenses3 $203.9 $188.2 $189.1 8.3% 7.8% Adjusted Operating Income $216.3 $165.4 $192.0 30.8% 12.7% Adjusted Operating Margin 24.5% 20.9% 23.6% Non-GAAP Tax Rate4 16.2% 12.5% 7.9% Non-GAAP Net Income5 $142.7 $100.6 $132.5 41.8% 7.7% Diluted Non-GAAP Earnings Per Common Share $0.93 $0.66 $0.86 40.9% 8.1% Adjusted EBITDA $250.7 $216.7 $226.1 15.7% 10.9% Adjusted EBITDA – as a % of Net Sales 28.4% 27.3% 27.8% 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes restructuring costs. 3.Excludes amortization expense and restructuring costs. 4.Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5.Excludes the items noted in footnotes 2 and 3, equity investment impairment and loss on extinguishment of debt in 2026.

5 $ in millions 2Q26 2Q25 1Q26 2Q26 over 2Q25 2Q26 over 1Q26 Net Sales $371.3 $354.9 $351.1 4.6% 5.8% Segment Profit $77.7 $72.5 $75.9 7.2% 2.4% Segment Profit Margin 20.9% 20.4% 21.6% Adj. Segment Profit1 $77.7 $75.5 $77.1 2.9% 0.8% Adj. Segment Profit Margin1 20.9% 21.3% 22.0% Materials Solutions (MS) ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Purity Solutions (APS) $ in millions 2Q26 2Q25 1Q26 2Q26 over 2Q25 2Q26 over 1Q26 Net Sales $514.6 $439.9 $463.6 17.0% 11.0% Segment Profit $150.9 $95.9 $133.6 57.4% 12.9% Segment Profit Margin 29.3% 21.8% 28.8% Adj. Segment Profit1 $155.8 $105.8 $135.1 47.3% 15.3% Adj. Segment Profit Margin1 30.3% 24.1% 29.1% 2Q26 Segment Highlights

6 Summary – Balance Sheet Items ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY $ in millions 2Q26 2Q25 1Q26 $ Amount % Total $ Amount % Total $ Amount % Total Cash and Cash Equivalents $353.6 4.2% $376.8 4.5% $442.7 5.2% Accounts Receivable, Net $559.1 6.6% $494.1 5.8% $529.5 6.2% Inventories, Net $703.9 8.4% $694.6 8.2% $644.4 7.6% Net PP&E $1,624.5 19.3% $1,662.3 19.7% $1,636.6 19.3% Total Assets $8,418.5 $8,449.5 $8,475.1 Accounts Payable $242.8 2.9% $156.8 1.9% $209.0 2.5% Other Current Liabilities $342.6 4.1% $310.4 3.7% $346.6 4.1% Long-Term Debt $3,456.0 41.1% $3,987.8 47.2% $3,651.2 43.1% Total Liabilities $4,262.3 50.6% $4,640.4 54.9% $4,425.9 52.2% Total Shareholders’ Equity $4,156.2 49.4% $3,809.1 45.1% $4,049.2 47.8%

7 Summary – Cash Flows ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY $ in millions 2Q26 2Q25 1Q26 Beginning Cash Balance $442.7 $340.9 $360.4 Cash provided by operating activities 156.2 113.5 183.0 Capital expenditures (39.3) (66.5) (41.5) Proceeds from government incentives 3.4 — 2.0 Other investing activities (0.3) (0.1) 1.1 Net payments on debt (200.0) — (50.0) Payments for dividends (15.4) (15.2) (15.4) Other financing activities 6.9 (2.6) 3.8 Effect of exchange rates (0.6) 6.8 (0.7) Ending Cash Balance $353.6 $376.8 $442.7 Free Cash Flow1 120.3 47.0 143.5 1. Equals cash provided by operating activities less capital expenditures, net of proceeds from government incentives.

8 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. GAAP $ in millions, except share data 3Q26 Guidance 2Q26 Actual 1Q26 Actual Net Sales $905 - $935 $883.2 $811.9 Non-GAAP Operating Expenses1 $211 - $219 $203.9 $189.1 Non-GAAP Net Income1 $148 - $160 $142.7 $132.5 Diluted non-GAAP Earnings per Common Share1 $0.96 - $1.04 $0.93 $0.86 Adjusted EBITDA Margin1 28.0% - 29.0% 28.4% 27.8% Non-GAAP $ in millions, except share data 3Q26 Guidance 2Q26 Actual 1Q26 Actual Net Sales $905 - $935 $883.2 $811.9 Operating Expenses $256 - $264 $255.4 $239.2 Net Income $116 - $128 $93.6 $92.0 Diluted Earnings per Common Share $0.75 - $0.83 $0.61 $0.60 Operating Margin 19.2% - 20.2% 18.6% 17.4% Outlook

9 Appendix

10 Consolidated (as reported) Summary Financials Non-GAAP1 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 Net Sales $773.2 $792.4 $807.1 $823.9 $3,196.6 $811.9 $883.2 Adjusted Gross Margin % 46.1% 44.6% 43.6% 44.0% 44.6% 46.9% 47.6% Non-GAAP Operating Expenses $185.9 $188.2 $181.3 $187.9 $743.3 $189.1 $203.9 Adjusted Operating Income $170.8 $165.4 $170.3 $174.4 $680.9 $192.0 $216.3 Adjusted Operating Margin 22.1% 20.9% 21.1% 21.2% 21.3% 23.6% 24.5% Adjusted EBITDA $220.7 $216.7 $220.7 $228.1 $886.2 $226.1 $250.7 Adjusted EBITDA % 28.5% 27.3% 27.3% 27.7% 27.7% 27.8% 28.4% 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY Segment (as reported) Financials Non-GAAP1 Adjusted Segment Profit: MS $75.1 $75.5 $65.9 $75.7 $292.2 $77.1 $77.7 APS 110.4 105.8 119.2 115.0 450.4 135.1 155.8 Adjusted Segment Profit Margin: MS 22.0% 21.3% 18.9% 20.9% 20.8% 22.0% 20.9% APS 25.4% 24.1% 25.9% 24.8% 25.0% 29.1% 30.3% $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 Net Sales: MS $341.4 $354.9 $348.6 $361.8 $1,406.7 $351.1 $371.3 APS 433.9 439.9 460.8 464.5 1,799.1 463.6 514.6 Inter-segment elimination (2.1) (2.4) (2.3) (2.4) (9.2) (2.8) (2.7) Total Sales $773.2 $792.4 $807.1 $823.9 $3,196.6 $811.9 $883.2 1.See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

12 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY 1. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions, contract termination costs and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives and (iii) the wind-down of the Company’s Life Sciences Fluid Management business. $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 Net Sales $773.2 $792.4 $807.1 $823.9 $3,196.6 $811.9 $883.2 Gross profit - GAAP $356.5 $351.5 $351.3 $360.6 $1,419.9 $380.8 $420.0 Adjustments to gross profit: Restructuring costs1 0.2 2.1 0.3 1.7 4.3 0.3 0.2 Adjusted Gross Profit $356.7 $353.6 $351.6 $362.3 $1,424.2 $381.1 $420.2 Gross margin - as a % of net sales 46.1% 44.4% 43.5% 43.8% 44.4% 46.9% 47.6% Adjusted gross margin - as a % of net sales 46.1% 44.6% 43.6% 44.0% 44.6% 46.9% 47.6% Reconciliation of Gross Profit (as reported) to Adjusted Gross Profit

13 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY 1. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business. 2.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 3. Non-cash amortization expense associated with intangibles acquired in acquisitions. Reconciliation of GAAP Operating Expenses (as reported) to Non-GAAP $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 GAAP Operating Expenses $234.2 $245.4 $228.7 $255.7 $964.0 $239.2 $255.4 Adjustments to operating expenses: Restructuring costs1 2.2 11.2 1.4 10.6 25.4 3.8 5.4 Loss from sale of business2 — — — 10.9 10.9 — — Amortization of intangible assets3 46.1 46.0 46.0 46.3 184.4 46.3 46.1 Non-GAAP operating expenses $185.9 $188.2 $181.3 $187.9 $743.3 $189.1 $203.9

14 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY 1.Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company’s Life Sciences Fluid Management business. $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 MS segment profit $75.0 $72.5 $65.2 $63.9 $276.6 $75.9 $77.7 Restructuring costs1 0.1 3.0 0.7 0.9 4.7 1.2 — Loss from the sale of business — — — 10.9 10.9 — — MS adjusted segment profit $75.1 $75.5 $65.9 $75.7 $292.2 $77.1 $77.7 Reconciliation of APS Segment Profit to Adjusted APS Segment Profit Non-GAAP $ in millions 1Q25 2Q25 3Q25 4Q25 FY2025 1Q26 2Q26 APS segment profit $108.1 $95.9 $118.2 $104.2 $426.4 $133.6 $150.9 Restructuring costs1 2.3 9.9 1.0 10.8 24.0 1.5 4.9 APS adjusted segment profit $110.4 $105.8 $119.2 $115.0 $450.4 $135.1 $155.8 Reconciliation of MS Segment Profit to Adjusted MS Segment Profit Non-GAAP

ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

$ in millions	1Q25	2Q25	3Q25	4Q25	FY2025	1Q26	2Q26
Net Sales	$773.2	$792.4	$807.1	$823.9	$3,196.6	$811.9	$883.2
Net income	62.9	52.8	70.5	49.4	235.6	92.0	93.6
Net income - as a % of net sales	8.1%	6.7%	8.7%	6.0%	7.4%	11.3%	10.6%
Adjustments to net income:							
Income tax expense	8.2	2.8	1.5	5.5	18.0	1.0	16.5
Interest expense, net	49.6	50.5	46.1	45.7	191.9	47.0	46.7
Other expense (income), net	1.3	(0.2)	4.2	4.1	9.4	1.4	7.8
Equity in net loss of affiliates	0.3	0.2	0.3	0.2	1.0	0.2	0.0
GAAP - Operating income	$122.3	$106.1	$122.6	$104.9	$455.9	$141.6	$164.6
Operating margin - as a % of net sales	15.8%	13.4%	15.2%	12.7%	14.3%	17.4%	18.6%
Restructuring costs[1]	2.4	13.3	1.7	12.3	29.7	4.1	5.6
Loss from sale of business[2]	—	—	—	10.9	10.9	—	—
Amortization of intangible assets[3]	46.1	46.0	46.0	46.3	184.4	46.3	46.1
Adjusted operating income	$170.8	$165.4	$170.3	$174.4	$680.9	$192.0	$216.3
Adjusted operating margin - as a % of net sales	22.1%	20.9%	21.1%	21.2%	21.3%	23.6%	24.5%
Depreciation	49.9	51.3	50.4	53.7	205.3	34.1	34.4
Adjusted EBITDA	$220.7	$216.7	$220.7	$228.1	$886.2	$226.1	$250.7
Adjusted EBITDA - as a % of net sales	28.5%	27.3%	27.3%	27.7%	27.7%	27.8%	28.4%

1. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company's Life Sciences Fluid Management business. 2.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 3. Non-cash amortization expense associated with intangibles acquired in acquisitions.

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Entegris

ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share

$ in millions, except per share data	**1Q25**	**2Q25**	**3Q25**	**4Q25**	**FY2025**	**1Q26**	**2Q26**
GAAP net income	$62.9	$52.8	$70.5	$49.4	$235.6	$92.0	$93.6
Restructuring costs[1]	2.4	13.3	1.7	12.3	29.7	4.1	5.6
Equity investment impairment[2]	—	—	—	—	—	—	6.7
Loss from the sale of business[3]	—	—	—	10.9	10.9	—	—
Amortization of intangible assets[4]	46.1	46.0	46.0	46.3	184.4	46.3	46.1
Loss on extinguishment of debt[5]	—	—	1.7	1.5	3.2	0.5	1.7
Tax effect of adjustments to net income and discrete items[6]	(9.9)	(11.5)	(10.0)	(13.9)	(45.3)	(10.4)	(11.0)
Non-GAAP net income	101.5	100.6	109.9	106.5	418.5	132.5	142.7
Diluted earnings per common share	$0.41	$0.35	$0.46	$0.32	$1.55	$0.60	$0.61
Effect of adjustments to net income	$0.25	$0.31	$0.26	$0.37	$1.20	$0.26	$0.32
Diluted non-GAAP earnings per common share	$0.67	$0.66	$0.72	$0.70	$2.75	$0.86	$0.93
Diluted weighted average shares outstanding	152.0	151.9	152.3	152.5	152.2	153.2	153.6

1. Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit, contract termination costs and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization, (ii) workforce reductions and (iii) the wind-down of the Company's Life Sciences Fluid Management business. 2. Equity investment impairment in 2026. 3.Non-recurring net loss from the sale of a small, industrial specialty chemicals business. 4.Non-cash amortization expense associated with intangibles acquired in acquisitions. 5. Loss on extinguishment of debt of our Term Loan Facility in 2025 and 2026. 6. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.

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Entegris

17 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY *As a result of displaying amounts in millions, rounding differences may exist in the tables. Reconciliation of GAAP Outlook to Non-GAAP Outlook* $ in millions Third Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses: September 26, 2026 GAAP operating expenses $256 - $264 Adjustments to net income: Amortization of intangible assets 45 Non-GAAP operating expenses $211 - $219 $ in millions Third Quarter Outlook Reconciliation GAAP net income to non-GAAP net income: September 26, 2026 GAAP net income $116 - $128 Adjustments to net income: Amortization of intangible assets 45 Income tax effect (13) Non-GAAP net income $148 - $160 $ in millions, except per share data Third Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share: September 26, 2026 Diluted earnings per common share $0.75 - $0.83 Adjustments to diluted earnings per common share: Amortization of intangible assets 0.29 Income tax effect (0.08) Diluted non-GAAP earnings per common share $0.96 - $1.04

18 ENTEGRIS SECOND QUARTER 2026 EARNINGS SUMMARY *As a result of displaying amounts in millions, rounding differences may exist in the tables. Reconciliation of GAAP Outlook to Non-GAAP Outlook* (continued) $ in millions Third Quarter Outlook Reconciliation GAAP operating income to non-GAAP operating income and adjusted EBITDA: September 26, 2026 Net sales $905 - $935 GAAP - Operating income $174 - $189 Operating margin - as a % of net sales 19.2% - 20.2% Restructuring costs — Amortization of intangible assets 45 Adjusted operating income $219 - $234 Adjusted operating margin - as a % of net sales 24.2% - 25.1% Depreciation 34 Adjusted EBITDA $253- $269 Adjusted EBITDA - as a % of net sales 28.0% - 29.0%